EXHIBIT 99






                                    Trochiano & Daszkowski LLP
                                    Certified Public Accountants
                                    & Consultants
                                    1303 Clove Road
                                    Staten Island, NY  10301
                                    Tel:  (718) 981-9600
                                    Fax: (718) 981-9601


April 2, 2003



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

               Re:   New Harvest Capital Corporation
                     -------------------------------

Dear Sir/Madam:

We  have  read  item 4 of Form 8-K dated April  2,  2003  of  New
Harvest Capital Corporation and are in agreement with the statements contained therein concerning our firm.

Very truly yours,


/s/ Trochiano & Daszkowski LLP
------------------------------
Trochiano  & Daszkowski LLP